Rule 424b3 333155466

AMERICAN DEPOSITARY
SHARES
One 1 American Depositary
Share represents
OneFifth of One 15 Share

THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON STOCK OF
BILFINGER BERGER SE
INCORPORATED UNDER
THE LAWS OF GERMANY
       The Bank of New York
Mellon as depositary
hereinafter
called the Depositary
hereby
certifies i that there have
been
deposited with the
Depositary or
its agent nominee custodian
clearing agency or
correspondent
the securities described
above
Shares or evidence of the
right to
receive such Shares ii that
at the
date hereof each American
Depositary Share evidenced
by
this Receipt represents the
amount of Shares shown
above
and that

or registered assigns IS
THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
hereby evidenced and called
and
except as otherwise herein
expressly provided is
entitled
upon surrender at the
Corporate
Trust Office of the
Depositary
New York New York of this
Receipt duly endorsed for
transfer and upon payment
of the
charges as provided on the
reverse of this Receipt and
in
compliance with applicable
laws
or governmental regulations
at
Owners option 1 to delivery
at
the office of the agent
nominee
custodian clearing agency
or
correspondent of the
Depositary
to a person specified by
Owner
of the amount of Deposited
Securities represented
hereby or
evidence of the right to
receive
the same or 2 to have such
Deposited Securities
forwarded
at his cost and risk to him
at the
Corporate Trust Office of
the
Depositary.  The words
Deposited Securities
wherever
used in this Receipt shall
mean
the Shares deposited under
the
agreement created by the
Receipts as hereinafter
defined
including such evidence of
the
right to receive the same
and any
and all other securities
cash and
other property held by the
Depositary in place thereof
or in
addition thereto as
provided
herein.  The word Owner
wherever used in this
Receipt
shall mean the name in
which
this Receipt is registered
upon the
books of the Depositary
from
time to time.  The
Depositarys
Corporate Trust Office is
located
at a different address than
its
principal executive office.
Its
Corporate Trust Office is
located
at 101 Barclay Street New
York
New York 10286 and its
principal executive office
is
located at One Wall Street
New
York New York 10286.
             1.
                    RECEIP
TS.
       This American
Depositary Receipt this
Receipt
is one of a continuing
issue of
American Depositary
Receipts
collectively the Receipts
all
evidencing rights of like
tenor
with respect to the
Deposited
Securities and all issued
or to be
issued upon the terms and
subject to the conditions
herein
provided which shall govern
the
continuing arrangement by
the
Depositary with respect to
initial
deposits as well as the
rights of
holders and Owners of
Receipts
subsequent to such
deposits.
       The issuer of the
Receipts
is deemed to be the legal
entity
resulting from the
agreement
herein provided for.
       The issuance of
Receipts
against deposits generally
may be
suspended or the issuance
of
Receipts against the
deposit of
particular Shares may be
withheld if such action is
deemed
necessary or advisable by
the
Depositary at any time and
from
time to time because of any
requirements of any
government
or governmental body or
commission or for any other
reason.  The Depositary
assumes
no liability with respect
to the
validity or worth of the
Deposited Securities.
             2.
                    TRANSF
ER OF RECEIPTS.
       Until the surrender
of this
Receipt in accordance with
the
terms hereof the Depositary
will
maintain an office in the
Borough of Manhattan The
City
of New York for the
registration
of Receipts and transfers
of
Receipts where the Owners
of
the Receipts may during
regular
business hours inspect the
transfer books maintained
by the
Depositary that list the
Owners of
the Receipts.  The transfer
of this
Receipt is registrable on
the
books of the Depositary at
its
Corporate Trust Office by
the
holder hereof in person or
by
duly authorized attorney
upon
surrender of this Receipt
properly endorsed for
transfer or
accompanied by proper
instruments of transfer and
funds
sufficient to pay any
applicable
transfer taxes and the fees
and
expenses of the Depositary
and
upon compliance with such
regulations if any as the
Depositary may establish
for
such purpose.  This Receipt
may
be split into other such
Receipts
or may be combined with
other
such Receipts into one
Receipt
representing the same
aggregate
number of American
Depositary
Shares as the Receipt or
Receipts
surrendered.  Upon such
split or
combination not involving a
transfer a charge will be
made as
provided herein.  The
Depositary
may close the transfer
books at
any time or from time to
time
when deemed expedient by it
in
connection with the
performance
of its duties hereunder.
             3.
                    PROOF
OF CITIZENSHIP OR
RESIDENCE.
       The Depositary may
require any holder or Owner
of
Receipts or any person
presenting securities for
deposit
against the issuance of
Receipts
from time to time to file
such
proof of citizenship or
residence
and to furnish such other
information by affidavit or
otherwise and to execute
such
certificates and other
instruments
as may be necessary or
proper to
comply with any laws or
regulations relating to the
issuance or transfer of
Receipts
the receipt or distribution
of
dividends or other property
or
the taxation thereof or of
receipts
or deposited securities and
the
Depositary may withhold the
issuance or registration of
transfer of any Receipt or
payment of such dividends
or
delivery of such property
from
any holder Owner or other
person as the case may be
who
shall fail to file such
proofs
certificates or other
instruments.
             4.
                    TRANSF
ERABILITY
RECORDOWNERSHIP.
       It is a condition of
this
Receipt and every
successive
holder and Owner of this
Receipt
by accepting or holding the
same
consents and agrees that
title to
this Receipt when properly
endorsed or accompanied by
proper instruments of
transfer is
transferable by delivery
with the
same effect as in the case
of a
negotiable instrument
provided
however that prior to the
due
presentation of this
Receipt for
registration of transfer as
above
provided and subject to the
provisions of Article 9
below the
Depositary notwithstanding
any
notice to the contrary may
treat
the person in whose name
this
Receipt is registered on
the books
of the Depositary as the
absolute
owner hereof for the
purpose of
determining the person
entitled to
distribution of dividends
and for
any other purpose.
             5.
                    TAX
LIABILITY.
       The Depositary shall
not
be liable for any taxes or
governmental or other
assessments or charges that
may
become payable in respect
of the
Deposited Securities but a
ratable
part of any and all of the
same
whether such tax assessment
or
charge becomes payable by
reason of any present or
future
law statute charter
provision
bylaw regulation or
otherwise
shall be payable by the
Owner
hereof to the Depositary at
any
time on request.  Upon the
failure of the holder or
Owner of
this Receipt to pay any
such
amount the Depositary may
sell
for account of such Owner
an
amount of the Deposited
Securities equal to all or
any part
of the amount represented
by this
Receipt and may apply the
proceeds in payment of such
obligations the Owner
hereof
remaining liable for any
deficiency.
             6.
                    REPRES
ENTATIONS AND
WARRANTIES.
       Every person
presenting
Shares for deposit shall be
deemed thereby to represent
and
warrant that such Shares
and
each certificate if any
therefor
are validly issued fully
paid and
nonassessable that such
Shares
were not issued in
violation of
any preemptive or similar
rights
of the holders of any
securities
and that the person making
such
deposit is duly authorized
so to
do.  Every such person
shall also
be deemed to represent that
the
deposit of such securities
and the
sale of American Depositary
Shares representing such
Shares
by that person in the
United
States are not restricted
under the
Securities Act of 1933 as
amended the Securities Act
of
1933.  Such representations
and
warranties shall survive
the
deposit of such securities
and
issuance of Receipts.
       This Receipt is
issued
subject and all rights of
the
holder or Owner hereof are
expressly subject to the
terms
and conditions set forth on
both
sides of this Receipt all
of which
form a part of the
agreement
evidenced in this Receipt
and to
all of which the holder or
Owner
hereof by accepting this
Receipt
consents.
             7.
                    REPORT
S OF ISSUER OF DEPOSITED
SECURITIES VOTING
RIGHTS.
       As of the date of
the
establishment of the
program for
issuance of Receipts by the
Depositary the Depositary
believed based on limited
investigation that the
issuer of the
Deposited Securities either
i
furnished the Securities
and
Exchange Commission the
Commission with certain
public
reports and documents
required
by foreign law or otherwise
or ii
published information in
English
on its Internet website at
www.bilfingerberger.com or
another electronic
information
delivery system generally
available to the public in
its
primary trading market in
either
case in compliance with
Rule
12g32b under the Securities
and
Exchange Act of 1934 as in
effect and applicable to
that
issuer at that time.
However the
Depositary does not assume
any
duty to determine if the
issuer of
the Deposited Securities is
complying with the current
requirements of Rule 12g32b
or
to take any action if that
issuer is
not complying with those
requirements.
       The Depositary shall
be
under no obligation to give
notice
to the holder or Owner of
this
Receipt of any meeting of
shareholders or of any
report of
or communication from the
issuer of the Deposited
Securities
or of any other matter
concerning
the affairs of such issuer
except
as herein expressly
provided.
 The Depositary undertakes
to
make available for
inspection by
holders and Owners of the
Receipts at its Corporate
Trust
Office any reports and
communication received from
the issuer of the Deposited
Securities that are both i
received
by the Depositary as the
holder
of the Deposited Securities
and ii
made generally available to
the
holders of the Deposited
Securities by the issuer
thereof.
 Such reports and
communications will be
available
in the language in which
they
were received by the
Depositary
from the issuer of the
Deposited
Securities except to the
extent if
any that the Depositary in
its sole
discretion elects to both i
translate into English any
of such
reports or communications
that
were not in English when
received by the Depositary
and
ii make such translations
if any
available for inspection by
holders and Owners of the
Receipts.  The Depositary
has no
obligation of any kind to
translate any of such
reports or
communications or to make
such
translation if any
available for
such inspection.
       The Depositary may
in its
discretion exercise in any
manner
or not exercise any and all
voting
rights that may exist in
respect of
the Deposited Securities.
The
Depositary may but assumes
no
obligation to notify Owners
of an
upcoming meeting of holders
of
Deposited Securities or
solicit
instructions from Owners as
to
the exercise of any voting
rights
with respect to the
Deposited
Securities. Upon the
written
request of the Owner of
this
Receipt and payment to it
of any
expense involved the
Depositary
may in its sole discretion
but
assumes no obligation to
exercise
any voting rights with
respect to
the amount of the Deposited
Securities represented by
the
American Depositary Shares
evidenced by this Receipt
in
accordance with that
request.
             8.
                    DISTRIB
UTIONS.
       Until the surrender
of this
Receipt the Depositary a
shall
distribute or otherwise
make
available to the Owner
hereof at
a time and in such manner
as it
shall determine any
distributions
of cash Shares or other
securities
or property other than
subscription or other
rights and b
may distribute or otherwise
make
available to the Owner
hereof at
a time and in such manner
as it
shall determine any
distributions
of subscription or other
rights in
each case received with
respect
to the amount of Deposited
Securities represented
hereby
after deduction or upon
payment
of the fees and expenses of
the
Depositary described in
Article
13 below and the
withholding of
any taxes in respect
thereof
provided however that the
Depositary shall not make
any
distribution for which it
has not
received satisfactory
assurances
which may be an opinion of
United States counsel that
the
distribution is registered
under or
is exempt from or not
subject to
the registration
requirements of
the Securities Act of 1933
or any
other applicable law.  If
the
Depositary is not obligated
under
the preceding sentence to
distribute or make
available a
distribution under the
preceding
sentence the Depositary may
sell
such Shares other
securities
subscription or other
rights
securities or other
property and
the Depositary shall
distribute the
net proceeds of a sale of
that
kind to the Owners entitled
to
them after deduction or
upon
payment of the fees and
expenses of the Depositary
described in Article 13
below
and the withholding of any
taxes
in respect thereof.  In
lieu of
distributing fractional
American
Depositary Shares for
distributed
Shares or other fractional
securities the Depositary
may in
its discretion sell the
amount of
securities or property
equal to the
aggregate of those
fractions.  In
the case of subscription or
other
rights the Depositary may
in its
discretion issue warrants
for such
subscription or other
rights andor
seek instructions from the
Owner
of this Receipt as to the
disposition to be made of
such
subscription or other
rights.  If
the Depositary does not
distribute
or make available to Owners
or
sell distributed
subscription or
other rights the Depositary
shall
allow those rights to
lapse.  Sales
of subscription or other
rights
securities or other
property by
the Depositary shall be
made at
such time and in such
manner as
the Depositary may deem
advisable.
       If the Depositary
shall
find in its opinion that
any cash
distribution is not
convertible in
its entirety or with
respect to the
Owners of a portion of the
Receipts on a reasonable
basis
into U.S. Dollars available
to it in
the City of New York or if
any
required approval or
license of
any government or agency
for
such conversion is denied
or is
not obtainable within a
reasonable period the
Depositary
may in its discretion make
such
conversion and distribution
in
U.S. Dollars to the extent
possible at such time and
rates of
conversion as the
Depositary
shall deem appropriate to
the
Owners entitled thereto and
shall
with respect to any such
currency
not converted or
convertible
either i distribute such
foreign
currency to the holders
entitled
thereto or ii hold such
currency
for the respective accounts
of
such Owners uninvested and
without liability for
interest
thereon in which case the
Depositary may distribute
appropriate warrants or
other
instruments evidencing
rights to
receive such foreign
currency.
             9.
                    RECORD
DATES ESTABLISHED BY
DEPOSITARY.
       Whenever any cash
dividend or other cash
distribution shall become
payable
or any distribution other
than
cash shall be made or
whenever
rights shall be offered
with
respect to Deposited
Securities or
whenever the Depositary
shall
receive notice of any
meeting of
Owners of Deposited
Securities
or whenever it is necessary
or
desirable to determine the
Owners of Receipts the
Depositary will fix a
record date
for the determination of
the
Owners generally or the
Owners
of Receipts who shall be
entitled
to receive such dividend
distribution or rights or
the net
proceeds of the sale
thereof to
give instructions for the
exercise
of voting rights at any
such
meeting or responsible for
any
other purpose for which the
record date was set.
             10.
                    CHANG
ES AFFECTING DEPOSITED
SECURITIES.
       Upon i any change in
nominal value or any
subdivision
combination or any other
reclassification of the
Deposited
Securities or ii any
recapitalization
reorganization
sale of assets
substantially as an
entirety merger or
consolidation
affecting the issuer of the
Deposited Securities or to
which
it is a party or iii the
redemption
by the issuer of the
Deposited
Securities at any time of
any or
all of such Deposited
Securities
provided the same are
subject to
redemption then and in any
such
case the Depositary shall
have
the right to exchange or
surrender
such Deposited Securities
and
accept and hold hereunder
in lieu
thereof  other shares
securities
cash or property to be
issued or
delivered in lieu of or in
exchange for or distributed
or
paid with respect to such
Deposited Securities.  Upon
any
such exchange or surrender
the
Depositary shall have the
right in
its discretion to call for
surrender
of this Receipt in exchange
upon
payment of fees and
expenses of
the Depositary for one or
more
new Receipts of the same
form
and tenor as this Receipt
but
describing the substituted
Deposited Securities.  In
any
such case the Depositary
shall
have the right to fix a
date after
which this Receipt shall
only
entitle the Owner to
receive such
new Receipt or Receipts.
The
Depositary shall mail
notice of
any redemption of Deposited
Securities to the Owners of
Receipts provided that in
the case
of any redemption of less
than
all of the Deposited
Securities the
Depositary shall select in
such
manner as it shall
determine an
equivalent number of
American
Depositary Shares to be
redeemed and shall mail
notice
of redemption only to the
Owners of Receipts
evidencing
those American Depositary
Shares.  The sole right of
the
Owners of Receipts
evidencing
American Depositary Shares
designated for redemption
after
the mailing of such notice
of
redemption shall be to
receive
the cash rights and other
property
applicable to the same upon
surrender to the Depositary
and
upon payment of its fees
and
expenses of the Receipts
evidencing such American
Depositary Shares.
             11.
                    LIABILI
TY OF DEPOSITARY.
       The Depositary shall
not
incur any liability to any
holder
or Owner of this Receipt i
if by
reason of any provisions of
any
present or future law of
the
United States of America
any
state thereof or of any
other
country or of any
governmental
or regulatory authority or
by
reason of any provision
present
or future of the charter or
articles
of association or similar
governing document of the
issuer
or of the Deposited
Securities the
Depositary shall be
prevented
delayed or forbidden from
or
subjected to any civil or
criminal
penalty or extraordinary
expenses on account of
doing or
performing any act or thing
which by the terms hereof
it is
provided shall be done or
performed ii by reason of
any
nonperformance or delay
caused
as specified in clause i
above in
the performance of any act
or
thing which by the terms of
this
Receipt it is provided
shall or
may be done or performed
iii by
reason of any exercise of
or
failure to exercise any
discretion
provided for herein iv for
the
inability of any Owner or
holder
to benefit from any
distribution
offering right or other
benefit
which is made available to
holders of Deposited
Securities
but is not made available
to
Owners or holders v for any
special consequential or
punitive
damages for any breach of
the
terms of this Receipt or vi
arising
out of any act of God
terrorism
or war or any other
circumstances beyond its
control.
       The Depositary shall
not
be responsible for any
failure to
carry out any requests to
vote
any Deposited Securities or
for
the manner or effect of any
vote
that is cast either with or
without
the request of any Owner or
for
not exercising any right to
vote
any Deposited Securities.
       The Depositary does
not
assume any obligation and
shall
not be subject to any
liability to
holders or Owners hereunder
other than agreeing to act
without
negligence or bad faith in
the
performance of such duties
as
are specifically set forth
herein.
       The Depositary shall
be
under no obligation to
appear in
prosecute or defend any
action
suit or other proceeding in
respect of any of the
Deposited
Securities or in respect of
the
Receipts on behalf of
Owners or
holders or any other
persons.
 The Depositary shall not
be
liable for any action or
nonaction
by it in reliance upon the
advice
of or information from
legal
counsel accountants or any
other
persons believed by it in
good
faith to be competent to
give
such advice or information.
       The Depositary
subject to
Article 14 hereof may
itself
become the owner of and
deal in
securities of any class of
the
issuer of the Deposited
Securities
and in Receipts of this
issue.
             12.
                    TERMIN
ATION OF AGREEMENT
AND SURRENDER OF THIS
RECEIPT.
       The Depositary may
at
any time terminate the
agreement
evidenced by this Receipt
and all
other Receipts by mailing
notice
of such termination to the
Owners of all Receipts then
outstanding at their
addresses
appearing upon the books of
the
Depositary at least thirty
days
prior to the date fixed in
such
notice for termination.  On
and
after such date of
termination the
Owner hereof upon surrender
of
this Receipt at the
Corporate
Trust Office of the
Depositary
will be entitled to
delivery of the
amount of the Deposited
Securities represented
hereby
upon the same terms and
conditions and upon payment
of
a fee at the rates provided
herein
with respect to the
surrender of
this Receipt for Deposited
Securities and on payment
of
applicable taxes and
charges.
 The Depositary may convert
any
dividends received by it in
cash
after the termination date
into
U.S. Dollars as herein
provided
and after deducting
therefrom the
fees of the Depositary and
referred to herein and any
taxes
and governmental charges
and
shall thereafter hold the
balance
of said dividends for the
pro rata
benefit of the Owners of
the
respective Receipts.  As to
any
Receipts not so surrendered
within thirty days after
such date
of termination the
Depositary
shall thereafter have no
obligation with respect to
the
collection or disbursement
of any
subsequent dividends or any
subscriptions or other
rights
accruing on the Deposited
Securities.  After the
expiration
of three months from such
date
of termination the
Depositary
may sell any remaining
Deposited Securities in
such
manner as it may determine
and
may thereafter hold
uninvested
the net proceeds of any
such sale
or sales together with any
dividends received prior to
such
sale or the U.S. Dollars
received
on conversion thereof
unsegregated and without
liability
for any interest thereon
for the
pro rata benefit of the
Owners of
the Receipts that have not
 theretofore been
surrendered for
cancellation such Owners
thereupon becoming general
creditors of the Depositary
with
respect to such net
proceeds.
 After making such sale or
if no
such sale can be made after
the
expiration of one year from
such
date of termination the
Depositary shall be
discharged
from all obligations
whatsoever
to the holders and Owners
of the
Receipts except to make
distribution of the net
proceeds
of sale and of such
dividends
after deducting all fees
charges
and expenses of the
Depositary
or of the Deposited
Securities in
case no sale can be made
upon
surrender of the Receipts.
             13.
                    CERTAI
N FEES AND CHARGES OF
THE DEPOSITARY.
       The Depositary may
charge any party depositing
or
withdrawing Shares any
party
transferring or
surrendering
Receipts any party to whom
Receipts are issued
including
issuance pursuant to a
stock
dividend or stock split or
an
exchange of stock or
distribution
pursuant to Articles 8 or
10 or
Owners as applicable i fees
for
the delivery or surrender
of
Receipts and deposit or
withdrawal of Shares ii
fees for
distributing cash Shares or
other
property received in
respect of
Deposited Securities iii
taxes and
other governmental charges
iv
registration or custodial
fees or
charges relating to the
Shares v
cable telex and facsimile
transmission expenses vi
foreign
currency conversion
expenses
and fees vii depositary
servicing
fees and viii any other
fees or
charges incurred by the
Depositary or its agents in
connection with the Receipt
program.  The Depositarys
fees
and charges may differ from
those of other
depositaries.  The
Depositary reserves the
right to
modify reduce or increase
its
fees upon thirty 30 days
notice to
the Owner hereof.  The
Depositary will provide
without
charge a copy of its latest
schedule of fees and
charges to
any party requesting it.
       The Depositary may
charge fees for receiving
deposits
and issuing Receipts for
delivering Deposited
Securities
against surrendered
Receipts for
transfer of Receipts for
splits or
combinations of Receipts
for
distribution of each cash
or other
distribution on Deposited
Securities for sales or
exercise of
rights or for other
services
performed hereunder.  The
Depositary reserves the
right to
modify reduce or increase
its
fees upon thirty 30 days
notice to
the Owner hereof.  The
Depositary will provide
without
charge a copy of its latest
fee
schedule to any party
requesting
it.
             14.
                    PREREL
EASE OF RECEIPTS.
       Notwithstanding any
other provision of this
Receipt
the Depositary may execute
and
deliver Receipts prior to
the
receipt of Shares
PreRelease.
The Depositary may deliver
Shares upon the receipt and
cancellation of Receipts
which
have been PreReleased
whether
or not such cancellation is
prior
to the termination of such
PreRelease or the
Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts
in lieu of Shares in
satisfaction
of a PreRelease.  Each
PreRelease will be a
preceded or
accompanied by a written
representation from the
person to
whom Receipts or Shares are
to
be delivered that such
person or
its customer owns the
Shares or
Receipts to be remitted as
the
case may be b at all times
fully
collateralized with cash or
such
other collateral as the
Depositary
deems appropriate c
terminable
by the Depositary on not
more
than five 5 business days
notice
and d subject to such
further
indemnities and credit
regulations
as the Depositary deems
appropriate.  The number of
American Depositary Shares
which are outstanding at
any time
as a result of PreReleases
will not
normally exceed thirty
percent
30% of the Shares deposited
with
the Depositary provided
however
that the Depositary
reserves the
right to change or
disregard such
limit from time to time as
it
deems appropriate.
       The Depositary may
retain for its own account
any
compensation received by it
in
connection with the
foregoing.
             15.
                    COMPLI
ANCE WITH U.S.
SECURITIES LAWS.
       Notwithstanding any
terms of this Receipt to
the
contrary the Depositary
will not
exercise any rights it has
under
this Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner
which would violate the
United
States securities laws
including
but not limited to Section
1A1 of
the General Instructions to
the
Form F6 Registration
Statement
as amended from time to
time
under the Securities Act of
1933.
             16.
                    GOVER
NING LAW VENUE OF
ACTIONS JURY TRIAL
WAIVER.
       This Receipt shall
be
interpreted and all rights
hereunder and provisions
hereof
shall be governed by the
laws of
the State of New York.
       All actions and
proceedings brought by any
Owner or holder of this
Receipt
against the Depositary
arising out
of or relating to the
Shares or
other Deposited Securities
the
American Depositary Shares
or
the Receipts or any
transaction
contemplated herein shall
be
litigated only in courts
located
within the State of New
York.
       EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES TO
THE FULLEST EXTENT
PERMITTED BY APPLICABLE
LAW ANY RIGHT IT MAY
HAVE TO A TRIAL BY JURY
IN ANY SUIT ACTION OR
PROCEEDING AGAINST THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT
OF OR RELATING TO THE
SHARES OR OTHER
DEPOSITED SECURITIES THE
AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS
OR ANY TRANSACTION
CONTEMPLATED HEREIN OR
THE BREACH HEREOF
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT TORT OR ANY
OTHER THEORY.
             17.
                    AMEND
MENT OF RECEIPTS.
       The form of the
Receipts
and the agreement created
thereby may at any time and
from time to time be
amended by
the Depositary in any
respect
which it may deem necessary
or
desirable. Any amendment
which
shall prejudice any
substantial
existing right of Owners
shall not
become effective as to
outstanding Receipts until
the
expiration of thirty 30
days after
notice of such amendment
shall
have been given to the
Owners
of outstanding Receipts
provided
however that such thirty 30
days
notice shall in no event be
required with respect to
any
amendment which shall
impose
or increase any taxes or
other
governmental charges
registration
fees cable telex or
facsimile
transmission costs delivery
costs
or other such expenses.
Every
Owner and holder of a
Receipt at
the time any amendment so
becomes effective shall be
deemed by continuing to
hold
such Receipt to consent and
agree to such amendment and
to
be bound by the agreement
created by Receipt as
amended
thereby. In no event shall
any
amendment impair the right
of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the amount
of
Deposited Securities
represented
by the American Depositary
Shares evidenced thereby
except
in order to comply with
mandatory provisions of
applicable law.